Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                /s/ Charles E. Adair
Charles E. Adair, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.
                         /s/ Linda L. Addison
Linda L. Addison, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.
                        /s/ Marilyn A. Alexander
Marilyn A. Alexander, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.
                         /s/ Cheryl D. Alston
Cheryl D. Alston, Director

Date:    February 23, 2022

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                /s/ Mark A. Blinn
Mark A. Blinn, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                /s/ James P. Brannen
James P. Brannen, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.
                        /s/ Jane Buchan
Jane Buchan, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                        /s/ Gary L. Coleman
Gary L. Coleman
Co-Chief Executive Officer and Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Officer of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                        /s/ M. Shane Henrie
M. Shane Henrie,
Corporate Senior Vice President and
Chief Accounting Officer

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                        /s/ Larry M. Hutchison
Larry M. Hutchison,
Co-Chief Executive Officer and Director

Date:    February 23, 2022

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                        /s/ Robert W. Ingram
Robert W. Ingram, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                        /s/ Steven P. Johnson
Steven P. Johnson, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                        /s/ Darren M. Rebelez
Darren M. Rebelez, Director

Date:    February 23, 2022

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Officer of Globe Life Inc. does hereby constitute and appoint R. Brian Mitchell and Christopher T. Moore, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.
                        /s/ Frank M. Svoboda
Frank M. Svoboda,
Executive Vice President and Chief Financial Officer

Date:    February 23, 2022

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
    That the undersigned Director of Globe Life Inc. does hereby constitute and appoint Frank M. Svoboda, R. Brian Mitchell and Christopher T. Moore, and each of them severally, her lawful attorneys and agents, for her and in her name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2021. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms her signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below her name.
                         /s/ Mary E. Thigpen
Mary E. Thigpen, Director

Date:    February 23, 2022